UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
  July 26, 2011 (July 25, 2011)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

_______________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On July 26, 2011, Norfolk Southern issued a Press Release, attached hereto as Exhibit 99.1, announcing that on July 25, 2011, the Board of Directors elected Robert Bradway to be a director of the Corporation, effective immediately.  The Board of Directors also appointed Mr. Bradway to the Finance and Audit Committees.

Mr. Bradway has been President and Chief Operating Officer of Amgen since May 2010, previously serving as Executive Vice President, Chief Financial Officer, and Vice President, Operations Strategy.  Prior to joining Amgen, Mr. Bradway was a Managing Director at Morgan Stanley.

There was no arrangement or understanding between Mr. Bradway and any other person pursuant to which he was elected as a director of Norfolk Southern.  There are no transactions between Mr. Bradway and the Corporation that would require disclosure under Item 404(a) of Regulation S-K.

No material plan, contract or arrangement (whether or not written) to which Mr. Bradway is a party or a participant was entered into or materially amended in connection with his joining the Board of Directors, and, other than as discussed below, Mr. Bradway did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Under the terms of the Norfolk Southern Corporation Directors' Restricted Stock Plan, Mr. Bradway received a grant of 3,000 restricted shares upon his election to the Board.  These shares will be registered in Mr. Bradway's name, and he will have all rights of ownership (including the right to vote the shares and receive dividends); however, these shares may not be sold, pledged or otherwise encumbered during a restriction period which began on the date of grant and ends on the earlier of Mr. Bradway's death or six months after he becomes disabled or retires.  In the event Mr. Bradway does not retire in accordance with the terms of the plan, these shares will be forfeited.  In addition, Mr. Bradway will receive compensation consistent with that provided to all non-employee directors, as described in the Narrative to Non-Employee Director Compensation Table contained on pages 21-23 of Norfolk Southern Corporation's Proxy Statement dated March 23, 2011.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On July 25, 2011, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, effective immediately, to increase the number of directors from 11 to 12.  The amended Bylaws are attached hereto as Exhibit 3(ii).

(d) Exhibits

               The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended July 25, 2011.
99.1	Press Release, dated July 26, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                  /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  July 26, 2011

                                                                 EXHIBIT INDEX

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended July 25, 2011.
99.1	Press Release, dated July 26, 2011.